UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 23, 2005

L-3 Communications Holdings, Inc.

L-3 Communications Corporation

(Exact Name of Registrants as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14141	13-3937434
333-46983	13-3937436

(Commission File Number)	(IRS Employer Identification No.)
600 Third Avenue, New York, New York	10016

(Address of Principal Executive Offices)	(Zip Code)

(212) 697-1111

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01. Other Information

We are filing as an exhibit to this Current Report on Form 8-K the following information which is incorporated by reference in L-3 Communications Holdings, Inc.'s Registration Statement on Form S-3, which will be filed on November 23, 2005, and included in L-3 Communications Corporation's Registration Statement on Form S-4, which will also be filed on November 23, 2005: portions of our Annual Report on Form 10-K for the year ended December 31, 2004, including our audited financial statements and Management's Discussion and Analysis of Results of Operations and Financial Condition for the years ended December 31, 2004, 2003 and 2002, that have been revised to reflect the recent change in our reportable segments (which is discussed below). These revisions are attached hereto as Exhibit 99.1.

As discussed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, we have four reportable segments. During the third quarter of 2005, we renamed three of our four reportable segments as follows: (i) Secure Communications & ISR changed to Command, Control, Communications, Intelligence, Surveillance and Reconnaissance (C3ISR), (ii) Training, Simulation & Government Services changed to Government Services, and (iii) Aircraft Modernization, O&M and Products changed to Aircraft Modernization and Maintenance (AM&M). The Specialized Products reportable segment name remained the same.

In addition, during the third quarter of 2005, we revised the aggregation of our operating segments within our four reportable segments in connection with our acquisition of The Titan Corporation to provide a more clearly defined presentation of our businesses, focused on customers, markets, products and services and independent research and development. Consequently, we have restated our reportable segments, by reclassifying into the Specialized Products reportable segment the following: (i) our aviation products operating segments, which were previously included within the Aircraft Modernization and Maintenance reportable segment, and (ii) our Link Training and Microdyne Outsourcing operating segments, which were previously included within the Government Services reportable segment. Prior period reportable segment data have been restated to conform to the current period presentation.

The table below presents (1) the previous reportable segment data as reported for the three years ended December 31, 2004, (2) the reclassifications for these periods to our reportable segments, and (3) the revised reportable segment data presentation for these periods.

	As Reported			Reclassifications						Revised Presentation
	2002	2003	2004	2002		2003		2004		2002	2003	2004
	(In Millions)
Sales:
C3ISR	$1,053.3	$1,439.4	$1,663.6	$—		$—		$—		$1,053.3	$1,439.4	$1,663.6
Government Services	808.6	1,009.3	1,259.6	(203.0	)(A)	(194.7	)(A)	(199.7	)(A)	605.6	814.6	1,059.9
Aircraft Modernization and Maintenance	677.5	1,019.6	2,289.8	(215.9	)(B)	(287.2	)(B)	(376.9	)(B)	461.6	732.4	1,912.9
Specialized Products	1,471.8	1,593.3	1,684.0	418.9	(A)(B)	481.9	(A)(B)	576.6	(A)(B)	1,890.7	2,075.2	2,260.6
Consolidated	$4,011.2	$5,061.6	$6,897.0	$—		$—		$—		$4,011.2	$5,061.6	$6,897.0
Operating Income:
C3ISR	$103.5	$172.9	$218.0	$—		$—		$—		$103.5	$172.9	$218.0
Government Services	96.8	115.5	149.2	(21.5	)(A)	(14.8	)(A)	(25.1	)(A)	75.3	100.7	124.1
Aircraft Modernization and Maintenance	105.7	147.8	249.6	(43.1	)(B)	(47.1	)(B)	(63.5	)(B)	62.6	100.7	186.1
Specialized Products	148.0	144.8	131.8	64.6	(A)(B)	61.9	(A)(B)	88.6	(A)(B)	212.6	206.7	220.4
Consolidated	$454.0	$581.0	$748.6	$—		$—		$—		$454.0	$581.0	$748.6

(A)	We reclassified the Link Training Services and Microdyne Outsourcing operating segments from the Government Services reportable segment to the Specialized Products reportable segment.

(B)	We reclassified the ACSS, Avionics Systems, Aviation Recorders, Display Systems and Electrodynamics operating segments from the Aircraft Modernization and Maintenance reportable segment to the Specialized Products reportable segment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Revised portions of L-3 Communications’ Annual Report on Form 10-K for the year ended December 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
By: /s/ Christopher C. Cambria
Name: Christopher C. Cambria Title: Senior Vice President, Secretary and General Counsel

Dated: November 23, 2005

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Revised portions of L-3 Communications’ Annual Report on Form 10-K for the year ended December 31, 2004